                                                                    EXHIBIT 10.6


                              AMENDED AND RESTATED
                       REVOLVING LINE OF CREDIT AGREEMENT

      This Revolving Line of Credit Agreement (the "AGREEMENT") is made and entered into in this 29th day of July, 2002, by and between MICHAEL ROBERTSON ("LENDER"), and Lindows.com, Inc., a Delaware corporation ("BORROWER"). On August 5, 2004, the parties hereto amended and restated the Agreement solely to modify Lender's address set forth in Section 8 and the Promissory Note attached hereto.

      In consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

      1. LINE OF CREDIT. Lender hereby establishes for a period extending to December 31, 2003 (the "MATURITY DATE") a revolving line of credit (the "CREDIT LINE") for Borrower in the principal amount of Five Hundred Thousand Dollars ($500,000.00) (the "CREDIT LIMIT"). In connection herewith, Borrower shall execute and deliver to Lender a Promissory Note in the amount of the Credit Limit and in form and content satisfactory to Lender. All sums advanced on the Credit Line or pursuant to the terms of this Agreement (each an "ADVANCE") shall become part of the principal of said Promissory Note.

      2. ADVANCES. Any request for an Advance may be made from time to time and in such amounts as Borrower may choose; provided, however, any requested Advance will not, when added to the outstanding principal balance of all previous Advances, exceed the Credit Limit. Requests for Advances may be made orally or in writing by such officer of Borrower authorized by it to request such Advances. Until such time as Lender may be notified otherwise, Borrower hereby authorizes its president or any vice president to request Advances. Lender may deposit or credit the amount of any requested Advance to Borrower's checking account with Lender. Lender may refuse to make any requested Advance if an event of default has occurred and is continuing hereunder either at the time the request is given or the date the Advance is to be made, or if an event has occurred or condition exists which, with the giving of notice or passing of time or both, would constitute an event of default hereunder as of such dates.

      The funds from the Advances will be used by the Borrower for operating expenses in connection with the operations of the Borrower.

      3. INTEREST. All sums advanced pursuant to this Agreement shall bear interest from the date each Advance is made until paid in full at the rate of ten percent (10%) per annum, simple interest (the "EFFECTIVE RATE").

      4. REPAYMENT. Borrower shall pay accrued interest on the outstanding principal balance on a monthly basis commencing on September 15, 2002, and continuing on the fifteenth day of each month thereafter. The entire unpaid principal balance, together with any accrued interest and other unpaid charges or fees hereunder, shall be due and payable on the Maturity Date. All payments shall be made to Lender at such place as Lender may, from time to time, designate. All payments received hereunder shall be applied, first, to any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; second, to accrued interest; and third, to principal. Borrower may prepay principal at any time without penalty.

      5. REPRESENTATIONS AND WARRANTIES. In order to induce Lender to enter into this Agreement and to make the advances provided for herein, Borrower represents and warrants to Lender as follows:

                                                                    EXHIBIT 10.6


            a. Borrower is a duly organized, validly existing, and in good standing under the laws of the State of Utah with the power to own its assets and to transact business in California, and in such other states where its business is conducted.

            b. Borrower has the authority and power to execute and deliver any document required hereunder and to perform any condition or obligation imposed under the terms of such documents.

            c. The execution, delivery and performance of this Agreement and each document incident hereto will not violate any provision of any applicable law, regulation, order, judgment, decree, article of incorporation, by-law, indenture, contract, agreement, or other undertaking to which Borrower is a party, or which purports to be binding on Borrower or its assets and will not result in the creation or imposition of a lien on any of its assets.

            d. There is no action, suit, investigation, or proceeding pending or, to the knowledge of Borrower, threatened, against or affecting Borrower or any of its assets which, if adversely determined, would have a material adverse affect on the financial condition of Borrower or the operation of its business.

      6. EVENTS OF DEFAULT. An event of default will occur if any of the following events occurs:

            a. Failure to pay any principal or interest hereunder within ten
(10) days after the same becomes due.

            b. Any representation or warranty made by Borrower in this Agreement or in connection with any borrowing or request for an Advance hereunder, or in any certificate, financial statement, or other statement furnished by Borrower to Lender is untrue in any material respect at the time when made.

            c. Default by Borrower in the observance or performance of any other covenant or agreement contained in this Agreement, other than a default constituting a separate and distinct event of default under this Paragraph 6.

            d. Filing by Borrower of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

            e. Filing of an involuntary petition against Borrower in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

      7. REMEDIES. Upon the occurrence of an event of default as defined above, Lender may declare the entire unpaid principal balance, together with accrued interest thereon, to be immediately due and payable without presentment, demand, protest, or other notice of any kind. Lender may suspend or terminate any obligation it may have hereunder to make additional Advances. To the extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Agreement. No failure or delay on the part of Lender in exercising any right, power, or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided herein are cumulative and not exclusive of any other rights

                                                                    EXHIBIT 10.6


or remedies provided at law or in equity. Borrower agrees to pay all costs of collection incurred by reason of the default, including court costs and reasonable attorney's fees.

      8. NOTICE. Any written notice will be deemed effective on the date such notice is placed, first class, postage prepaid, in the United States mail, addressed to the party to which notice is being given as follows:


      Lender:                 Michael Robertson
                              c/o Lindows.com, Inc.
                              9333 Genesee Ave. 3rd Floor
                              San Diego, CA 92121



      Borrower:               Lindows.com, Inc.
                              Attn.: Kevin Carmony
                              9333 Genesee Ave. 3rd Floor
                              San Diego, CA 92121


      9. GENERAL PROVISIONS. All representations and warranties made in this Agreement and the Promissory Note and in any certificate delivered pursuant thereto shall survive the execution and delivery of this Agreement and the making of any loans hereunder. This Agreement will be binding upon and inure to the benefit of Borrower and Lender, their respective successors and assigns, except that Borrower may not assign or transfer its rights or delegate its duties hereunder without the prior written consent of Lender. This Agreement, the Promissory Note, and all documents and instruments associated herewith will be governed by and construed and interpreted in accordance with the laws of the State of California. Time is of the essence hereof. This Agreement will be deemed to express, embody, and supersede any previous understanding, agreements, or commitments, whether written or oral, between the parties with respect to the general subject matter hereof. This Agreement may not be amended or modified except in writing signed by the parties.

      EXECUTED on the day and year first written above.

            Borrower:               Lindows.com, Inc.




                                    By: /s/ Kevin Carmony
                                       ---------------------------
                                       Title:  Pres/COO
                                               -------------------





            Lender:                 /s/ Michael Robertson
                                    ------------------------------
                                          Michael Robertson

                                                                    EXHIBIT 10.6


1                               Promissory Note

$500,000.00                                                        San Diego, CA
                                                                   July 29, 2002

      This Promissory Note (the "NOTE") is made and executed as of the date referred to above, by and between Lindows.com, Inc., a Delaware corporation (the "BORROWER"), and Michael Robertson ("LENDER"). By this Note, the Borrower promises and agrees to pay to the order of Lender, at 9333 Genesee Ave. 3Ta Floor, San Diego, CA 92121, or at such other place as Lender may designate in writing, the principal sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00), or the aggregate unpaid principal amount of all advances made by Lender to Borrower pursuant to the terms of a Revolving Line of Credit Agreement (the "LOAN AGREEMENT") of even date herewith, whichever is less, together with interest thereon from the date each advance is made until paid in full, both before and after judgment, at the rate of 10 percent (10%) per annum, simple interest.
      Borrower shall pay accrued interest on the outstanding principal balance under the Note on a monthly basis commencing on September 15, 2002, and continuing on the fifteenth day of each month thereafter until paid in full. The entire unpaid principal balance, together with any accrued interest and other unpaid charges or fees hereunder, shall be due and payable on December 31, 2003 (the "MATURITY DATE").

      Prepayment in whole or part may occur at any time hereunder without penalty; provided that the Lender shall be provided with not less than ten (10) days notice of the Borrower's intent to pre-pay; and provided further that any such partial prepayment shall not operate to postpone or suspend the obligation to make, and shall not have the effect of altering the time for payment of the remaining balance of the Note as provided for above, unless and until the entire obligation is paid in full. All payments received hereunder shall be applied, first, to any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; second, to accrued interest; and third, to principal.

      An event of default will occur if any of the following events occurs: (a) failure to pay any principal or interest hereunder within ten (10) days after the same becomes due; (b) if any representation or warranty made by Borrower in the Loan Agreement or in connection with any borrowing or request for an advance thereunder, or in any certificate, financial statement, or other statement furnished by Borrower to Lender is untrue in any material respect at the time when made; (c) default by Borrower in the observance or performance of any other covenant or agreement contained in the Loan Agreement, other than a default constituting a separate and distinct event of default under Paragraph 7 of the Loan Agreement; (d) filing by Borrower of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing; or (e) filing of an involuntary petition against Borrower in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

      Any notice or demand to be given to the parties hereunder shall be deemed to have been given to and received by them and shall be effective when personally delivered or when deposited in the U.S. mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to the party at his or its last known address, or at such other address as the one of the parties may hereafter designate in writing to the other party.

                                                                    EXHIBIT 10.6


      The Borrower hereof waives presentment for payment, protest, demand, notice of protest, notice of dishonor, and notice of nonpayment, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time by the Lender without in any way affecting its liability hereunder.

      In the event any payment under this Note is not made at the time and in the manner required, the Borrower agrees to pay any and all costs and expenses which may be incurred by the Lender hereof in connection with the enforcement of any of its rights under this Note or under any such other instrument, including court costs and reasonable attorneys' fees.

      This Note shall be governed by and construed and enforced in accordance with the laws of California.

The Borrower:                       Lindows.com, Inc., a Delaware corporation



                                    By:  /s/ Kevin Carmony
                                       ------------------------------
                                       Title:  Pres/COO
                                       ------------------------------



Lender:                               /s/ Michael Robertson
                                    ---------------------------------
                                          Michael Robertson

                                                                    EXHIBIT 10.6


               Addendum to the Revolving Line of Credit Agreement

$500,000.00                                                        San Diego, CA
                                                              September 11, 2002


      This Addendum to the Revolving Line of Credit Agreement by and between Lindows.com, Inc., a Delaware Corporation (the "BORROWER") and Michael Robertson ("LENDER") is made and executed as of the date referred to above. An additional principal sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00) has been added to the Revolving Line of Credit Agreement (the "LOAN AGREEMENT") bringing the Loan Agreement to a total sum of One Million and 00/100 Dollars ($1,000,000.00).

      This Addendum shall be governed by and construed and enforced in accordance with the laws of California.

The Borrower:                       Lindows.com, Inc., a Delaware corporation


                                    By:  /s/ Kevin Carmony
                                       ---------------------------
                                    President



Lender:                               /s/ Michael Robertson
                                    ------------------------------
                                     Michael Robertson

                                                                    EXHIBIT 10.6


               Addendum to the Revolving Line of Credit Agreement

$1,000,000.00                                                      San Diego, CA
                                                                December 6, 2002

      This Addendum to the Revolving Line of Credit Agreement by and between Lindows.com, Inc., a Delaware Corporation (the "BORROWER") and Michael Robertson ("LENDER") is made and executed as of the date referred to above. An additional principal sum of One Million and 00/100 Dollars ($1,000,000.00) has been added to the Revolving Line of Credit Agreement (the "LOAN AGREEMENT") bringing the Loan Agreement to a total sum of Two Million and 00/100 Dollars ($2,000,000.00).

      This Addendum shall be governed by and construed and enforced in accordance with the laws of California.

The Borrower:                       Lindows.com, Inc., a Delaware corporation


                                    By:  /s/ Kevin Carmony
                                       ---------------------------
                                    President



Lender:                               /s/ Michael Robertson
                                    ------------------------------
                                     Michael Robertson

                                                                    EXHIBIT 10.6


               Addendum to the Revolving Line of Credit Agreement

$1,000,000.00                                                      San Diego, CA
                                                                February 7, 2003


      This Addendum to the Revolving Line of Credit Agreement by and between Lindows.com, Inc., a Delaware Corporation (the "BORROWER") and Michael Robertson ("LENDER") is made and executed as of the date referred to above. An additional principal sum of One Million and 00/100 Dollars ($1,000,000.00) has been added to the Revolving Line of Credit Agreement (the "LOAN AGREEMENT") bringing the Loan Agreement to a total sum of Three Million and 00/100 Dollars ($3,000,000.00).

      This Addendum shall be governed by and construed and enforced in accordance with the laws of California.

The Borrower:                       Lindows.com, Inc., a Delaware corporation


                                    By:  /s/ Kevin Carmony
                                       ---------------------------
                                    President



Lender:                               /s/ Michael Robertson
                                    ------------------------------
                                     Michael Robertson

                                                                    EXHIBIT 10.6


               Addendum to the Revolving Line of Credit Agreement

$500,000.00                                                        San Diego, CA
                                                              September 17, 2003


      This Addendum to the Revolving Line of Credit Agreement by and between Lindows.com, Inc., a Delaware Corporation (the "BORROWER") and Michael Robertson ("LENDER") is made and executed as of the date referred to above. An additional principal sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00) has been added to the Revolving Line of Credit Agreement (the "LOAN AGREEMENT") bringing the Loan Agreement to a total sum of Three Million, Five Hundred Thousand and 00/100 Dollars ($3,500,000.00).

      This Addendum shall be governed by and construed and enforced in accordance with the laws of California.

The Borrower:                       Lindows.com, Inc., a Delaware corporation


                                    By:  /s/ Kevin Carmony
                                       ---------------------------
                                    President



Lender:                               /s/ Michael Robertson
                                    ------------------------------
                                     Michael Robertson

                                                                    EXHIBIT 10.6


               Addendum to the Revolving Line of Credit Agreement

$100,000.00                                                        San Diego, CA
                                                               November 11, 2003


      This Addendum to the Revolving Line of Credit Agreement by and between Lindows.com, Inc., a Delaware Corporation (the "BORROWER") and Michael Robertson ("LENDER") is made and executed as of the date referred to above. An additional principal sum of One Hundred Thousand and 00/100 Dollars ($100,000.00) has been added to the Revolving Line of Credit Agreement (the "LOAN AGREEMENT") bringing the Loan Agreement to a total sum of Three Million, Six Hundred Thousand and 00/100 Dollars ($3,600,000.00).

      This Addendum shall be governed by and construed and enforced in accordance with the laws of California.

The Borrower:                       Lindows.com, Inc., a Delaware corporation


                                    By:  /s/ Kevin Carmony
                                    ------------------------------
                                    President



Lender:                               /s/ Michael Robertson
                                    ------------------------------
                                     Michael Robertson

                                                                    EXHIBIT 10.6


               Addendum to the Revolving Line of Credit Agreement

$500,000.00                                                        San Diego, CA
                                                               November 14, 2003


      This Addendum to the Revolving Line of Credit Agreement by and between Lindows.com, Inc., a Delaware Corporation (the "BORROWER") and Michael Robertson ("LENDER") is made and executed as of the date referred to above. An additional principal sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00) has been added to the Revolving Line of Credit Agreement (the "LOAN AGREEMENT") bringing the Loan Agreement to a total sum of Four Million, One Hundred Thousand and 00/100 Dollars ($4,100,000.00).

      This Addendum shall be governed by and construed and enforced in accordance with the laws of California.

The Borrower:                       Lindows.com, Inc., a Delaware corporation


                                    By:  /s/ Kevin Carmony
                                       ---------------------------
                                    President



Lender:                               /s/ Michael Robertson
                                    ------------------------------
                                     Michael Robertson

                                                                    EXHIBIT 10.6


               Addendum to the Revolving Line of Credit Agreement

$900,000.00                                                        San Diego, CA
                                                               December 23, 2003


      This Addendum to the Revolving Line of Credit Agreement by and between Lindows.com, Inc., a Delaware Corporation (the "BORROWER") and Michael Robertson ("LENDER") is made and executed as of the date referred to above. An additional principal sum of Nine Hundred Thousand and 00/100 Dollars ($900,000.00) has been added to the Revolving Line of Credit Agreement (the "LOAN AGREEMENT") bringing the Loan Agreement to a total sum of Five Million and 00/100 Dollars ($5,000,000.00).

      This Addendum shall be governed by and construed and enforced in accordance with the laws of California.

The Borrower:                       Lindows.com, Inc., a Delaware corporation


                                    By:  /s/ Kevin Carmony
                                       ---------------------------
                                    President



Lender:                               /s/ Michael Robertson
                                    ------------------------------
                                     Michael Robertson

                                                                    EXHIBIT 10.6


               Addendum to the Revolving Line of Credit Agreement

$5,000,000.00                                                      San Diego, CA
                                                               February 12, 2004


      This Addendum to the Revolving Line of Credit Agreement by and between Lindows.com, Inc., a Delaware Corporation (the "BORROWER") and Michael Robertson ("LENDER") is made and executed as of the date referred to above. An additional principal sum of Five Million and 00/100 Dollars ($5,000,000.00) has been added to the Revolving Line of Credit Agreement (the "LOAN AGREEMENT") bringing the Loan Agreement to a total sum of Ten Million and 00/100 Dollars ($10,000,000.00).

      This Addendum shall be governed by and construed and enforced in accordance with the laws of California.

The Borrower:                       Lindows.com, Inc., a Delaware corporation


                                    By:  /s/ Kevin Carmony
                                    ------------------------------
                                    President



Lender:                               /s/ Michael Robertson
                                    ------------------------------
                                     Michael Robertson

     Amendment to the Revolving Line of Credit Agreement and Promissory Note

                                                               San Diego, CA
                                                               February 12, 2004

      This Amendment to the Revolving Line of Credit Agreement and Promissory Note by and between Lindows.com, Inc., a Delaware Corporation (the "BORROWER"), and Michael Robertson ("LENDER") is made and executed as of the date referred to above.

      An additional principal sum of Five Million and 00/100 Dollars ($5,000,000.00) has been added to the Revolving Line of Credit Agreement dated July 29, 2002 (the "LOAN AGREEMENT") and Promissory Note dated July 29, 2002 (the "NOTE") bringing the total principal amount available under the Loan Agreement and Note to a total sum of Ten Million and 00/100 Dollars ($10,000,000.00).

      Borrowings currently outstanding under the Loan Agreement are Five Million and 00/100 Dollars ($5,000,000).

      The Credit Limit as set forth in the Loan Agreement is hereby increased to the principal amount of Ten Million and 00/100 Dollars ($10,000,000.00).

      The Maturity Date as set forth in the Loan Agreement and Note is hereby extended to June 30, 2005.

      The first sentence of Section 4 of the Loan Agreement and the first sentence of the second paragraph of the Note are hereby deleted such that no interest shall be due and payable prior to the Maturity Date.

      Lender hereby waives any and all defaults that may have occurred under the Loan Agreement and/or Note prior to the date of this Amendment.

      Except as provided above in this Amendment and in all prior addendums, all terms, covenants and conditions in the Loan Agreement and Note shall remain in full force and effect and shall not be affected by this Amendment.

      This Amendment shall be governed by and construed and enforced in accordance with the laws of California.

The Borrower:                         Lindows.com, Inc., a Delaware Corporation


                                      By  /s/ Kevin Carmomy
                                         ---------------------------------------
                                      President

Lender:                                 /s/ Michael Robertson
                                       -----------------------------------------
                                       Michael Robertson